Exhibit 10.1
THIRD AMENDMENT
TO
CREDIT AGREEMENT
          THIRD AMENDMENT, dated as of June 20, 2008 (this “Amendment”), to the Senior Secured Super-Priority Debtor in Possession Term Loan Credit and Guaranty Agreement, dated as of January 30, 2008, as amended by the First Amendment to the Credit Agreement, dated as of March 18, 2008, and the Second Amendment to the Credit Agreement, dated as of May 29, 2008 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Dura Operating Corp., a Delaware corporation, a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (“Company”), Dura Automotive Systems, Inc., a Delaware corporation , a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (“Holdings”), certain domestic Subsidiaries of Holdings and the Company, each a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, as Guarantors, the Lenders party thereto, Ableco Finance LLC, as administrative agent, collateral agent, sole book runner, lead arranger, syndication agent, and documentation agent and Bank of America, N.A., as Issuing Bank. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.
W I T N E S S E T H
          WHEREAS, the Credit Parties have notified the Lenders and the Agents that the effective date of the New Plan will not occur, and the transactions contemplated as part of the New Plan will not have closed, in each case, on or before June 20, 2008, and such failure would constitute an Event of Default under the Credit Agreement; and
          WHEREAS, the Credit Parties, the Lenders and the Agents desire to amend the Credit Agreement to, inter alia, modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment, including, without limitation, extending the deadline to have the New Plan become effective.
          NOW THEREFORE, the Credit Parties, the Lenders and the Agents hereby agree as follows:
          1. Section 5.15(f). Section 5.15(f) of the Credit Agreement is hereby amended by replacing the reference therein to “June 20, 2008,” with “June 25, 2008”.
          2. Section 6.1(1). Section 6.1(1) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “(l) Indebtedness of any Foreign Subsidiary of Holdings that is not a Credit Party in connection with account factoring arrangements not to exceed at any time €19,000,000 outstanding; provided, that such amount shall be permitted to be increased to €74,000,000 so long as a portion of the proceeds of such account factoring arrangements are used to repay the Obligations in full on or before June 25, 2008;”

          3. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the “Amendment Effective Date”):
               (a) The Administrative Agent shall have received counterparts of this Amendment that bear the signatures of each Credit Party, the Administrative Agent and the Requisite Lenders.
               (b) The representations and warranties contained herein, in Section 4 of the Credit Agreement and in each other Credit Document are true and correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date).
               (c) No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.
               (d) All legal matters incident to this Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.
          4. Representations and Warranties. Each of the Credit Parties represents and warrants to the Agents and the Lenders as follows:
               (a) Organization; Requisite Power and Authority; Qualification. Each Credit Party (a) is duly organized, validly existing and (to the extent such concept is relevant) in good standing under the laws of its jurisdiction of organization, (b) subject to the entry of the Orders (as applicable), has all requisite power and authority to enter into this Amendment, and (c) is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or (to the extent such concept is relevant) in good standing could not be reasonably expected to have, a Material Adverse Effect.
               (b) Authorization, Etc. Subject to the entry of the Orders, the execution, delivery and performance by each Credit Party of this Amendment (i) have been duly authorized by all necessary action on the part of each Credit Party that is a party thereto, and (ii) do not and will not (A) violate any provision of any material law or any material governmental rule or regulation applicable to Holdings or any of its Subsidiaries, any of the Organizational Documents of Holdings or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on Holdings or any of its Subsidiaries; (B) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Material Contract of Holdings or any of its Subsidiaries; (C) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of Secured Parties, and the Liens securing the Revolving Credit Obligations); or (D) require any material approval of stockholders, members or partners or any material approval or material consent of any Person under any Material Contract of Holdings or any of its Subsidiaries, except for such material approvals or material consents which will be obtained on or before the Closing Date and disclosed in writing to Lenders and such material approvals or material consents required to be obtained in the ordinary course of business.
               (c) Enforceability of Credit Documents. Subject to the entry of the Orders, this Amendment is a legally valid and binding obligation of the Credit Parties which are party hereto or thereto, enforceable against such Credit Parties in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
               (d) Representations and Warranties; No Default. The representations and warranties contained herein, in Section 4 of the Credit Agreement and in each other Credit Document are true and correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date); and no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.
               (e) Governmental Consents. Subject to the entry of the Orders, when applicable, the execution, delivery and performance by the Credit Parties of this Amendment do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except (i) for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Collateral Agent for filing and/or recordation, as of the Closing Date (including, without limitation, filings necessary to release existing Liens and/or perfect the Liens granted to Collateral Agent), and (ii) entry of the Orders.
          5. Reservation of Rights. No action or acquiescence by the Agents and the Lenders, including, without limitation, this Amendment of, or the acceptance of any payments under, the Credit Agreement, shall constitute a waiver of any Default or Event of Default which may exist as of the Amendment Effective Date. Accordingly, the Agents and the Lenders reserve all of their rights under the Credit Agreement, the Credit Documents, at law and otherwise regarding any such Default or Event of Default.
          6. Continued Effectiveness of Credit Documents. Each of the Credit Parties hereby (i) confirms and agrees that each Credit Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Credit Document to “the Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Credit Document purports to assign or pledge to the Collateral Agent, or to grant to the Collateral Agent a security interest in or lien on, any collateral as security for the Obligations of the Credit Parties from time to time existing in respect of the Credit Agreement and the Credit Documents, such pledge, assignment and/or grant of the security interest or lien is hereby ratified and confirmed in all respects.

          7. Release. Each Credit Party hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against any Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) each Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Credit Parties and their Affiliates under the Credit Agreement and the other Credit Documents. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Credit Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agents’ and the Lenders’ rights, interests, security and/or remedies under the Credit Agreement and the other Credit Documents. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Credit Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Amendment Effective Date arising out of, connected with or related in any way to this Amendment, the Credit Agreement or any other Credit Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Credit Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral on or prior to the Amendment Effective Date.
          8. Miscellaneous.
               (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of a counterpart hereby by facsimile or electronic transmission shall be equally effective as delivery of a manually executed counterpart hereof.
               (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
               (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
               (d) The Credit Parties agree to pay, promptly after receipt of an invoice that sets forth such costs and expenses in reasonable detail, all reasonable out-of-pocket costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, out-of-pocket disbursements and other client charges of Schulte Roth & Zabel LLP.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

DURA OPERATING CORP., as a debtor and debtor-in-possession

By:
Name:
Title:

GUARANTORS:

DURA AUTOMOTIVE SYSTEMS, INC.
DURA SPICEBRIGHT, INC.
ADWEST ELECTRONICS, INC.
ATWOOD AUTOMOTIVE, INC.
ATWOOD MOBILE PRODUCTS, INC.
CREATION GROUP HOLDINGS, INC.
CREATION GROUP, INC.
CREATION GROUP TRANSPORTATION, INC.
CREATION WINDOWS, INC.
DURA AUTOMOTIVE SYSTEMS CABLE OPERATIONS, INC.
DURA AUTOMOTIVE SYSTEMS OF INDIANA, INC.
DURA GLOBAL TECHNOLOGIES, INC.
KEMBERLY, INC.
MARK I MOLDED PLASTICS OF TENNESSEE, INC.
SPEC-TEMP., INC.
UNIVERSAL TOOL & STAMPING COMPANY,
INC., as debtors and debtors-in-possession

By:
Name:
Title:

DURA SHIFTER L.L.C., as debtor and debtor-in-possession

By: DURA OPERATING CORP.,
Its: SOLE MEMBER

By:
Name:
Title:

DURA AIRCRAFT OPERATING COMPANY, LLC, as debtor and debtor-in-possession

By: DURA OPERATING CORP.,
Its: SOLE MEMBER

By:
Name:
Title:

DURA BRAKE SYSTEMS, L.L.C., as debtor and debtor-in-possession

By: DURA OPERATING CORP.,
Its: SOLE MEMBER

By:
Name:
Title:

DURA CABLES NORTH LLC, as debtor and debtor-in-possession

By: ATWOOD AUTOMOTIVE, INC.,
Its: SOLE MEMBER

By:
Name:
Title:

DURA CABLES SOUTH LLC, as debtor and debtor-in-possession

By: ATWOOD AUTOMOTIVE, INC.,
Its: SOLE MEMBER

By:
Name:
Title:

DURA FREMONT L.L.C. DURA GLADWIN L.L.C. DURA MANCELONA L.L.C. DURA SERVICES L.L.C., as debtors and debtors-in-possession

By:
Name:
Title:

CREATION WINDOWS, LLC, as debtor and debtor-in-possession

By:
Name:
Title:

KEMBERLY, LLC, as debtor and debtor-in-possession

By:
Name:
Title:

DURA G.P., as debtor and debtor-in-possession

By: DURA OPERATING CORP.,
Its: MANAGING GENERAL PARTNER

By:
Name:
Title:

TRIDENT AUTOMOTIVE, L.P., as debtor and debtor-in-possession

By: TRIDENT AUTOMOTIVE LIMITED,
Its: GENERAL PARTNER

By:
Name:
Title:

TRIDENT AUTOMOTIVE, L.L.C., as debtor and debtor-in-possession

By: TRIDENT AUTOMOTIVE CANADA, CO.,
Its: MANAGING MEMBER

By:
Name:
Title:

PATENT LICENSING CLEARINGHOUSE L.L.C., as debtor and debtor-in-possession

By: MARK I MOLDED PLASTICS OF TENNESSEE, INC., Its: SOLE MEMBER

By:
Name:
Title:

ADMINISTRATIVE AGENT AND LENDER:

ABLECO FINANCE LLC

By:
Name:
Title:

LENDER:

SILVER LAKE CREDIT FUND L.P.

By:
Name:
Title:

LENDER:

CRYSTAL CAPITAL ONSHORE WAREHOUSE LLC

As duly authorized: Crystal Capital Fund Management, L.P., as designated manager

By: Crystal Capital Fund Management GP, LLC
Its: General Partner

By:
Name:
Title:

LENDER:

CRYSTAL CAPITAL OFFSHORE WAREHOUSE LTD.

As duly authorized: Crystal Capital Fund Management, L.P., as designated manager

By: Crystal Capital Fund Management GP, LLC
Its: General Partner

By:
Name:
Title:

LENDER:

MONARCH MASTER FUNDING LTD

By: Monarch Alternative Capital LP
Its: Advisor

By:
Name:
Title: